10.2

Prepared By:     Scott Meacham
        Crowe & Dunlevy
        324 N. Robinson Ave, Ste. 100
        Oklahoma City, OK 73102
_________________________________________________________________________________________________________
REAL ESTATE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING
(with Power of Sale)
THIS REAL ESTATE MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING (hereinafter called the "Mortgage") is made effective as of the 26th day of October, 2020, by and among TDG Operations, LLC, a Georgia limited liability company, having an address of 475 Reed Rd., Dalton, Georgia 30722, as mortgagor (the "Mortgagor"), and AmeriState Bank, an Oklahoma state banking corporation, having an address of 113 S. Pennsylvania St., Atoka, Oklahoma 74525, as mortgagee ("Mortgagee").
WHEREAS, Mortgagor and its affiliate through common ownership and control, The Dixie Group, Inc., a Tennessee corporation (“Co-Borrower”), have applied to Mortgagee for and Mortgagee has agreed to the extension of a $10,000,000.00 term loan until October 26, 2045, evidenced by that certain $10,000,000.00 Term Note dated as of October 26, 2020, as extended from time to time via amendment or otherwise, such promissory note from Mortgagor and Co-Borrower being payable to the order of the Mortgagee, accruing interest at the variable annual rate therein stated (such $10,000,000.00 Term Note, as hereafter amended, extended, renewed, rearranged, substituted for, replaced, changed in form, consolidated or otherwise modified from time to time, being referred to herein as the "Note").
NOW, THEREFORE, to secure to Mortgagee the payment of the aforesaid mortgage indebtedness and the indebtedness and obligations hereafter described, Mortgagor does hereby grant, bargain, sell, convey, mortgage and grant a security interest unto Mortgagee and its successors and assigns, with power of sale, all of its right, title and interest in and to the real property located in Escambia County, Alabama, described in Exhibit A annexed hereto together with all and singular the tenements, hereditaments and appurtenances thereof; all buildings and improvements now or hereafter constructed thereon including (without limitation) all fixtures, now owned or hereafter acquired by Mortgagor and now or hereafter affixed to the aforesaid property, and all buildings or improvements (all of which property is herein called the "Collateral), and all proceeds and products thereof. The above-described real property, appurtenances, buildings, improvements and Collateral are hereinafter collectively called the "Mortgaged Premises" and are hereby declared to be subject to the lien of this Mortgage as continuing and continuous, first and prior mortgage lien and security interest, for the payment of the following described indebtedness and obligations:
A.    All indebtedness evidenced by the Note and all renewals, extensions, substitutions, replacements, changes in form, modifications, substitutions and rearrangements of the Note and of the indebtedness evidenced thereby.
B.    The performance by Mortgagor of each covenant, agreement and obligation of Mortgagor under this Mortgage and each covenant, agreement and obligation of Mortgagor under the Note and other loan documents or security instruments, including mortgages between or among the Mortgagor and the Mortgagee, as lender (collectively, the "Loan Documents").
C.    Any sums which may be advanced or paid by Mortgagee under the terms of this Mortgage on account of the default or failure of Mortgagor to comply with the covenants herein.
D.    The payment by Mortgagor and Co-Borrower to Mortgagee of any and all amounts reasonably expended by Mortgagee in exercising or attempting to exercise any right or remedy granted or otherwise available to Mortgagee upon the occurrence of an Event of Default under the Loan Documents.
E.    The payment by Mortgagor and Co-Borrower to Mortgagee of interest on all amounts expended by Mortgagee for any purpose specified in Paragraphs C and D above at the interest rate provided in the Note on the amount of each expenditure from the date thereof.
F.    All loans and advances which Mortgagee may hereafter make to Mortgagor or Co-Borrower and all other and additional debts, obligations and liabilities of every kind and character of Mortgagor now or hereafter arising in favor of Mortgagee, regardless of whether such debts, liabilities or obligations be direct or indirect, primary or secondary, joint, several, fixed or contingent, and irrespective of the manner in which the same may be incurred.
TO HAVE AND TO HOLD the Mortgaged Premises with all the rights, improvements and appurtenances thereunto belonging, or appertaining unto Mortgagee, its successors and assigns, forever. Mortgagor covenants that Mortgagor is well and lawfully seized of a good and indefeasible fee simple estate in the Mortgaged Premises, that Mortgagor is the lawful owner of and has a good and lawful right and title to sell, convey and mortgage and encumber the same, that the Mortgaged Premises are free and clear of all general and special taxes, liens, charges, assessments and encumbrances of every kind and character and that Mortgagor hereby warrants and will forever defend the title thereto against the claims or demands of all persons.
1.Payment of Indebtedness. If Mortgagor and Co-Borrower shall pay the indebtedness herein described, including (without limitation) the Note, and shall in all things do and timely perform all other acts and agreements herein contained to be done, then, and in that event only, the Mortgagee shall cause a full satisfaction thereof to be filed for record in the real property records of the county in which this Mortgage is recorded.
2.Maintenance; Waste. With respect to the Mortgaged Premises, Mortgagor covenants and agrees: (a) to keep the same in good condition and repair; (b) to pay all general and special taxes and assessments and other charges that may be levied or assessed upon or against the same as they become due and payable and to furnish to Mortgagee receipts showing payment of any such taxes and assessments, if demanded; (c) to pay all debts for repair or improvements now existing or hereafter arising which may become liens upon or charges against the Mortgaged Premises; (d) to comply with or cause to be complied with all material requirements of any governmental authority relating to the Mortgaged Premises; (e) pursuant to the terms and conditions of Paragraph 3 below, to promptly repair, restore, replace or rebuild any part of the Mortgaged Premises which may be damaged or destroyed by any casualty whatsoever; and (f) to promptly notify Mortgagee of any damage to the Mortgaged Premises in excess of Fifty Thousand Dollars ($50,000.00). Mortgagor further covenants and agrees that Mortgagor will not: (a) commit or suffer to be committed any waste of or on the Mortgaged Premises; (b) initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting, restricting or defining the uses which may be made of the Mortgaged Premises or any part thereof without the prior written consent of the Mortgagee; or (c) permit any lien or encumbrance of any kind or character to accrue or remain on the Mortgaged Premises or any part thereof other than the lien of this Mortgage.
3.Insurance. Mortgagor will keep or cause the tenant thereof to keep the Mortgaged Premises insured for the benefit of Mortgagee against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, marine, smoke, vandalism and malicious mischief, all in amounts as set forth in the Loan Documents), and shall provide Mortgagee with evidence of liability insurance in amounts as set forth in the Loan Documents) and, if applicable, flood insurance in an amount equal to the maximum amount of coverage made available with respect to the Mortgaged Premises under the National Flood Insurance Program (or evidence satisfactory to Mortgagee that the Mortgaged Premises are not located in an area designated by the Secretary of Housing and Urban Development as an area having special flood or mudslide hazards and that flood insurance is not required for this mortgage loan under the terms of any law, regulation or rule governing Mortgagee's activities), and when and to the extent reasonably required by Mortgagee, against any other risk insured against by persons operating like properties in the locality of the Mortgaged Premises; all insurance herein provided for shall be in form and with insurance companies reasonably approved by Mortgagee; regardless of the types or amounts of insurance reasonably required by the Loan Documents and approved by Mortgagee, Mortgagor will assign and deliver to Mortgagee all certificates and copies of policies of insurance which insure against any loss or damage to the Mortgaged Premises as collateral and further security for the payment of the indebtedness secured by this Mortgage, with Mortgagee named as first mortgagee, loss payee or an additional insured, whichever is appropriate as determined by Mortgagee pursuant to a mortgage clause endorsement acceptable to Mortgagee, on each such certificate and policy of insurance.
If Mortgagee by reason of such insurance receives any money for loss or damage, such amount shall, subject to the following proviso, be held by Mortgagee and paid to Mortgagor for the repair or restoration of the Mortgaged Premises, provided that Mortgagor shall not be in default hereunder. If Mortgagor shall have delivered to Mortgagee within sixty (60) days after such casualty: (a) evidence reasonably satisfactory to Mortgagee that any sale contract or long term loan commitment held by Mortgagor for the Mortgaged Premises will not be materially adversely affected by the casualty or the delay caused thereby in completion of or repairs in the Mortgaged Premises, (b) plans and specifications, in form and substance reasonably satisfactory to Mortgagee, for any such rebuilding or restoration, (c) a budget for rebuilding or restoration reasonably satisfactory to Mortgagee, and (d) evidence reasonably satisfactory to Mortgagee that Mortgagor has or will have upon receipt of insurance proceeds, all amounts necessary to pay the cost of such rebuilding or restoration.
Mortgagee may retain and apply the insurance proceeds toward payment of the indebtedness and obligations secured by this Mortgage. Mortgagee shall not be obligated to see to the proper application of any amount paid over to Mortgagor. Not less than twenty (20) days prior to the expiration dates of each certificate or policy required of Mortgagor pursuant to this Paragraph, Mortgagor will deliver to Mortgagee a renewal certificate and copy of the policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to Mortgagee. In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Premises shall succeed to all the rights of Mortgagor, including any right to unearned premiums, in and to all certificates and policies of insurance assigned and delivered to Mortgagee pursuant to the provisions of this Paragraph.
Mortgagor specifically covenants and agrees that in the event Mortgagor has provided Mortgagee with evidence reasonably satisfactory to Mortgagee that flood insurance covering the Mortgaged Premises should not be required at the time of execution of this Mortgage and the Mortgaged Premises should thereafter become eligible for flood insurance under the National Flood Insurance Program, or under any subsequent Act of Congress of the United States, and should the Mortgaged Premises be located in an area now or thereafter designated by the Secretary of Housing and Urban Development as an area having special flood or mudslide hazards, Mortgagor and Mortgagor's successors in title shall maintain at its or their sole cost and expense flood insurance available under the National Flood Insurance Program, in such amounts and in such form as may be required by Mortgagee.
4.Alterations. No building or other property now or hereafter subject to the lien of this Mortgage shall be removed, demolished or materially altered, without the prior written consent of Mortgagee, except that Mortgagor shall have the right, without such written prior consent, to remove and dispose of, free from the lien of this Mortgage, such Collateral as from time to time may become worn or obsolete, provided that either: (a) simultaneously with or prior to such removal, any such Collateral shall be replaced with other Collateral of a value at least equal to that of the replaced Collateral and free from any title retention device, security agreement or other encumbrance, and by such removal or replacement, Mortgagor shall be deemed to have subjected such Collateral to the lien of this Mortgage; or (b) any net cash proceeds received from such disposition shall be paid over promptly to Mortgagee to be applied to the indebtedness hereby secured.
5.Default; Remedies. Upon the failure of Mortgagor to pay or cause the applicable tenant thereof to pay any of the taxes, assessments, debts, liens or other charges as the same become due and payable, or to insure the Mortgaged Premises or deliver the certificates of insurance and copies of the policies of insurance as herein provided, or to perform Mortgagor's covenants and agreements herein, Mortgagee is hereby authorized, at its option, to insure the Mortgaged Premises, or any part thereof, and pay the costs of such insurance, and to pay such taxes, assessments, debts, liens or other charges herein described, or any part thereof, and to remedy Mortgagor's failure to perform hereunder and pay the costs associated therewith, and Mortgagor hereby agrees to refund on demand all sum or sums so paid, with interest thereon at the interest rate specified in the Note; and any such sum or sums so paid

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together with interest thereon shall become a part of the indebtedness hereby secured; provided, however, that the retention of a lien hereunder for any sum so paid shall not be a waiver of subrogation or substitution which Mortgagee might otherwise have.
In the event of the failure of Mortgagor within any applicable curative or grace period following any applicable written notice required from Mortgagee, if any, to pay any of the taxes, assessments, debts, liens or other charges herein described as the same become due and payable (subject to Mortgagor's right to protest the same pursuant to the terms, provisions and limitations of the Loan Documents) or to keep the Mortgaged Premises insured in the manner and time herein provided, or the failure to deliver renewal policies in the manner and time herein provided, or if any installment of principal or interest is not paid at or within the time required by the terms of the Note, or in the case of the failure of the Mortgagor to comply with the terms, provisions and conditions of paragraph 4 hereof in the event of actual destruction, demolition, removal, condemnation or taking of all or any major part of the Mortgaged Premises, or the failure to timely comply with the covenants and warranties of or to timely do any of the things herein agreed to be done within thirty (30) days following written notice from Mortgagee (except for payment obligations under the Note for which the requisite written notice therein prescribed (including the limitations of the frequency thereof) and a fifteen (15) day curative period is established) or on the foreclosure of or default under any other mortgage or deed of trust encumbering the Mortgaged Premises or any note instrument secured thereby, provided, that the foregoing shall not be deemed to constitute Mortgagee's consent to any other mortgage, or on the breach of any of the terms, provisions, covenants or warranties of the Note, the Loan Documents or this Mortgage or any other instrument securing or evidencing the indebtedness hereby secured, then, in any of such events, all of such indebtedness secured hereby, including the outstanding loan evidenced by the Note and all other obligations, without deduction, at the option of Mortgagee, without further or other notice, shall become immediately due and payable, and Mortgagee shall be empowered and entitled, at its option, to foreclose this Mortgage and shall be entitled to the possession of the Mortgaged Premises and the rents, lease payments, security deposits and profits and proceeds thereof, and shall be entitled to have a receiver appointed to take possession of the Mortgaged Premises.
At the option of the Mortgagee, this Mortgage may be foreclosed by judicial proceedings, or by non-judicial foreclosure sale in accordance with applicable laws, and to sell and dispose of the Mortgaged Premises and all the right, title, and interest of Mortgagor therein, by sale at any place authorized by law as may be specified in the notice of such sale to the highest bidder. If this Mortgage is foreclosed by non-judicial foreclosure sale pursuant to the power of sale, Mortgagee shall give notice of the foreclosure by publication once a week for 3 successive weeks. Such notice shall state the time, place and terms of each such sale by publication in some newspaper published in the county or counties in which the Mortgaged Premises are to be sold, or a substantial and material part thereof, is located. At such foreclosure sale, Mortgagee may sell the Mortgaged Premises (or such part or parts thereof as Mortgagee may from time to time elect to sell) in front of the courthouse door of such county, at public outcry, to the highest bidder for cash. The sale shall be held between the hours of 11:00 a.m. and 4:00 p.m. on the day designated for the exercise of the power of sale hereunder. The Mortgaged Premises may be sold as a whole or in separate parts, parcels, or tracts, including separate parts, parcels or tracts located in the same county, and in such manner and order as the Mortgagee in its sole discretion may elect. The exercise of the power of sale with respect to a separate part, parcel, or tract of the Mortgaged Premises in one county does not extinguish or otherwise affect the right to exercise the power of sale with respect to the other parts, parcels, or tracts of the Mortgaged Premises in that or another county to satisfy the obligation secured by the Mortgage, and the right and power of sale arising out of any Event of Default shall not be exhausted by one or more sales of the Mortgaged Property. At the foreclosure, Mortgagee shall be entitled to bid and to purchase the Mortgaged Premises and shall be entitled to apply the indebtedness secured by the Mortgage, or any portion thereof, in payment for the Mortgaged Premises. The Mortgagee shall be authorized to retain an attorney to represent it in such proceedings. Upon such sale, Mortgagee or the attorney conducting said sale are hereby authorized and empowered to make due conveyance to the purchaser or purchasers in the name of Mortgagor. The Mortgagor hereby irrevocably appoints Mortgagee to be the attorney in fact of the Mortgagor and in the name and on behalf of the Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances, and notices which the Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on Mortgagee. Upon any sale, whether under the power of sale hereby given or otherwise, it shall not be necessary for Mortgagee or any public officer acting under execution or order of court to have physically present or constructively in its possession any of the Mortgaged Premises. In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of the indebtedness secured by the mortgage, Mortgagee shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid and to recover judgment for any portion thereof remaining unpaid, with interest. The remedies provided to Mortgagee in this paragraph shall be in addition to and not in lieu of any other rights and remedies provided in this Mortgage, the Note, the Loan Agreement or any other Loan Document, by law or in equity, all of which rights and remedies may be exercised by Mortgagee independently, simultaneously or consecutively in any order without being deemed to have waived any right or remedy previously or not yet exercised.
6.Receivership. In the event Mortgagee elects to seek the appointment of a receiver following Mortgagor's non-performance, breach, default or violation of any condition, covenant or other agreement in this Mortgage or the note secured hereby, Mortgagee shall be entitled to appointment of a receiver without the necessity of establishing that the property is probably insufficient to discharge the mortgage debt, the express purpose and intent of this clause being hereby acknowledged by Mortgagor to provide for Mortgagor's express consent to the appointment of a receiver upon the occurrence of any breach, default, violation or other non-performance under this Mortgage by Mortgagor.
7.Taxes; Expenses. Mortgagor will pay, before same become delinquent or any penalty attaches thereto for nonpayment, any and all taxes, assessments and charges, general or special, of every nature and to whomsoever assessed, that may be now or hereafter levied or assessed under any law now existing or hereafter enacted, directly or indirectly upon the Mortgaged Premises or any part thereof, upon the rents, issues, income or profits thereof or upon the indebtedness secured hereby. Mortgagor will not suffer or permit any liens, security interests, levies, attachments or other encumbrances to become effective, or to be asserted, against any of the Mortgaged Premises, and will regularly and promptly submit to Mortgagee such evidence of the due and punctual payment of such taxes, assessments or charges as Mortgagee may require. The foregoing notwithstanding, Mortgagor may in good faith contest, by a proper legal proceeding, the validity or amount of any such taxes, assessments or charges, provided Mortgagor deposits with Mortgagee as security for payment of such contested taxes, assessments or charges an amount equal thereto, and further provided that Mortgagor will pay such contested item and all costs and penalties, if any, at least thirty (30) days before the date the Mortgaged Premises may be sold by the taxing authorities because of nonpayment of said taxes, assessments or charges.

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Upon violation of the foregoing undertaking in any part, or upon the passage by the State of Florida of any law imposing payment of the whole or any part of the aforesaid taxes or assessments upon Mortgagee, or deducting from the value of the Mortgaged Premises for the purpose of taxation any liens thereon, or changing in any way the laws now in force for the taxation of mortgages or debts secured by mortgage for state or local purposes, or the manner of the collection of any such taxes so as to materially adversely affect this Mortgage, or upon the rendering by any court of competent jurisdiction of a decision holding that any undertaking by Mortgagor to pay such taxes or assessments, or any of them, or any similar undertaking, is in whole or in part legally inoperative or void, then in such event, unless the applicable law permits Mortgagor to pay the same and Mortgagor in fact promptly pays all such taxes, the indebtedness secured hereby will, at the option of Mortgagee, without notice to any party, become immediately mature, due and payable. Mortgagor also agrees to pay any and all taxes which may be levied or assessed directly or indirectly upon the Note (except only any federal and state income taxes on the Note), this Mortgage and the indebtedness hereby secured, and further agrees to pay all reasonable expenses incurred in connection with the creation of the indebtedness hereby secured, including, without limitation, attorney's fees, title insurance fees, survey expenses and recording costs, without regard to any law which may be hereafter enacted imposing payment of the whole or any part thereof upon Mortgagee; and, upon violation of the foregoing agreement to pay such taxes and assessments, or if the rate of said taxes and expenses added to the respective rates of interest provided for in the Note shall exceed the then maximum legal rate of interest, then, and in any such event, the indebtedness hereby secured, without deduction, shall, at the option of Mortgagee become immediately due and payable, anything contained in this Mortgage or in the Note notwithstanding. The additional amounts which may become due and payable hereunder shall be regarded as part of the indebtedness secured by this Mortgage. This paragraph shall also apply to the amount to be paid under the present Florida mortgage registration tax laws, all of which amount the Mortgagor agrees to pay.
8.Tax and Insurance Accounts. For so long as ad valorem real estate taxes, special assessments and hazard and casualty insurance premiums are being timely paid and Mortgagor provides Mortgagee with evidence of such payment and no other condition or event exists or has occurred or failed to occur which but for the passage of time or the giving of notice or both would constitute an Event of Default under the Loan Documents and no such Event of Default exists, Mortgagee will waive the monthly escrow of such taxes, any special assessments and such insurance premiums, thereby permitting Mortgagor to forego such monthly escrow deposits. Such monthly tax and insurance deposits shall be held by Mortgagee and shall not bear or accrue interest, shall not be trust funds and upon default all such funds may be applied by Mortgagee on account of the Note and the other obligations secured hereby. Failure of Mortgagor so to make such monthly deposits or any deficiency in the amount thereof, unless made good or cured by Mortgagor prior to the next succeeding monthly installment due date, shall constitute an event of default hereunder. It shall be the responsibility of Mortgagor to furnish Mortgagee with tax bills or statements in sufficient time to timely pay the taxes and assessments before any penalty attaches or interest charges accrue thereon and the insurance premiums before any of the policies lapse.
9.Expenses of Collection. It is agreed that if, and as often as, this Mortgage or the Note are placed in the hands of an attorney for collection or for representation of Mortgagee in any bankruptcy, insolvency, probate or other judicial proceeding, or this Mortgage is referred to an attorney for collection or foreclosure, or to protect the priority or validity of this Mortgage, or to prosecute or defend any suit affecting the Mortgaged Premises, or to enforce or defend any of Mortgagee's rights hereunder, Mortgagor shall pay to Mortgagee its reasonable attorneys' fees, together with all court costs, expenses for abstracting or title examination, title insurance or other disbursements, costs or expenses relating to the Mortgaged Premises, all of which sums, together with interest thereon, shall be secured hereby.
10.Appraisement. In case of judicial foreclosure hereof and sale hereunder, appraisement of the Mortgaged Premises is hereby expressly waived, or not waived, at the sole option of Mortgagee, such option to be exercised thereby at the time judgment is entered in such foreclosure, or at any time prior thereto.
11.Sale in Parcels. In case of any sale under this Mortgage by virtue of judicial proceedings or otherwise, the Mortgaged Premises may be sold in one or more parcels and as an entirety.
12.Condemnation Awards. Mortgagor covenants and agrees that if at any time all or any portion of the Mortgaged Premises shall be taken or damaged under the power of eminent domain, the award received by condemnation proceedings for any property so taken or any payment received in lieu of such condemnation proceedings shall be paid directly to Mortgagee and, subject to compliance with the next succeeding sentence of this Paragraph 12, applied as a principal prepayment on the Note in such order as Mortgagee shall determine in its sole discretion. Subject to the same terms and conditions for payment of insurance proceeds to Mortgagor as set forth in Paragraph 3 above, such award or payment from condemnation proceedings shall be paid to Mortgagor for the purpose of altering, restoring or rebuilding any part of the Mortgaged Premises which may have been altered, damaged or destroyed as a result of any such taking or damage; provided, that Mortgagee shall not be obligated to see to the application of any amount paid over to Mortgagor. If the terms for payment of such award to Mortgagor are not met, then Mortgagee may retain and apply the award toward payment of the indebtedness secured by this Mortgage. Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings or negotiations for the condemnation of the Mortgaged Premises, or any portion thereof, will notify Mortgagee in writing of the pendency of such negotiations or proceedings. Mortgagee may participate in any such negotiations or proceedings, and Mortgagor from time to time will execute and deliver to Mortgagee all instruments requested by Mortgagee to permit such participation.
13.Certificate. Mortgagor, upon written request of Mortgagee, made either personally or by mail, shall certify, by a writing duly acknowledged, to Mortgagee or to any proposed assignee of this Mortgage, the amount of principal and interest then secured by this Mortgage and whether Mortgagor has knowledge of any offsets or defenses against the indebtedness hereby secured, within ten (10) days after such request by Mortgagee.
14.Notice. Unless expressly provided to the contrary therein, every provision for notice, demand, consent or request shall be deemed fulfilled only upon compliance with the notice provisions more particularly described in Paragraph 25 hereof.
15.Renewals/Extensions/Future Advances. This Mortgage shall secure the payment of the indebtedness evidenced by the Note and any and all additional or other future loans or advances to Mortgagor by the holder hereof in connection with the Mortgaged Premises or any improvements now or hereafter located thereon, together with any renewals, extensions, replacements, modifications, rearrangements, consolidations, substitutions or extensions of the Note.

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16.Inspection. Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Mortgaged Premises at all reasonable times upon reasonable prior notice to Mortgagor.
17.Indulgences, Extensions, No Waiver. No failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions hereof shall be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Neither Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the indebtedness now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the Mortgaged Premises and Mortgagee extending, from time to time, the time of payment or modifying the terms of the Note or this Mortgage if the consent of Mortgagor has been obtained in connection with such modification to the extent Mortgagor remains liable on the Note, and in the latter event, Mortgagor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Mortgagee. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Premises, Mortgagee may release the obligation of anyone at any time liable for any of the indebtedness secured by this Mortgage or any part of the security held for such indebtedness and may from time to time extend the time of payment or otherwise modify the terms of the Note and/or this Mortgage without, as to the security for the remainder thereof, in any way impairing or affecting the lien of this Mortgage or the priority of such lien, as security for the payment of the indebtedness as it may be so extended or modified, over any subordinate lien. Mortgagee may resort for the payment of indebtedness hereby secured to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.
18.Prohibited Acts. Mortgagor will not, without the express prior written approval of Mortgagee: (a) sell, convey, mortgage, pledge or otherwise transfer or encumber all or any part of the Mortgaged Premises or any interest therein (such prohibition on encumbrance is deemed not to include mechanics' or materialmen's liens for which Mortgagor has provided indemnification, bonding or other action sufficient to prevent enforcement of such lien satisfactory to Mortgagee within thirty (30) days after the inception of such lien); or (b) create or suffer to exist any security interest, chattel mortgage or title retention device covering all or any part of the Collateral; or (c) permit any sale, conveyance, assignment, transfer, pledge, creation of any security interest, or other disposal of an encumbrance of, whether by operation of law or otherwise, any ownership interest in Mortgagor (except for any such transfer by operation of law by virtue of the death of a member owner to the surviving spouse or another existing member of Mortgagor and prompt written notice thereof to the Mortgagee). The occurrence of any of the aforesaid events, whether by operation of law or otherwise, without Mortgagee's prior written approval, shall, subject only to any applicable notice and curative provisions hereof, at Mortgagee's option, constitute an event of default hereunder, and Mortgagee may declare the indebtedness hereby secured immediately due and payable and exercise any or all of Mortgagee's rights herein provided without other or further notice. This provision shall apply to each and every sale, agreement to sell, conveyance, mortgage, transfer or encumbrance, regardless of whether or not Mortgagee has consented to or waived its rights hereunder, whether by action or inaction, in connection with any previous sale, conveyance, mortgage, transfer or encumbrance, whether one or more.
19.Cumulative Remedies. The rights of Mortgagee arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be in exclusion of the other. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.
20.Financial Reports. With respect to the Mortgaged Premises and Mortgagor's operation thereof, Mortgagor agrees to keep proper books of record and account in accordance with generally accepted accounting principles consistently applied. Mortgagee shall have the right to examine the books of record and accounts of Mortgagor and to discuss the business affairs, finances and accounts of Mortgagor and to be informed as to the same by Mortgagor, all at such reasonable times and intervals as Mortgagee may request. Mortgagor shall submit to Mortgagee annual financial statements, all to be delivered to and held by the Mortgagee on a confidential basis.
21.Security Interest. This Mortgage shall also be considered to be and shall be construed as a security agreement and a fixture filing with respect to any and all of the items and types of the Collateral herein described or referenced which may be subject to a security interest as a fixture pursuant to the Alamaba Uniform Commercial Code, and Mortgagor hereby grants and pledges to Mortgagee a first and prior continuing security interest in and to Collateral, including the fixtures attached to and used exclusively in the operation and maintenance of the Mortgaged Premises (including all proceeds and products thereof), whether now owned or hereafter acquired but excluding personal property or fixtures used in the manufacturing business conducted on the Mortgaged Premises. Mortgagee shall be entitled to exercise any and all rights that it may have hereunder, under the Alabama Uniform Commercial Code with respect to the Collateral.
A.    Additional Documents. Mortgagor will from time to time, within ten (10) days after request by Mortgagee, execute, acknowledge and deliver any fixture filing, continuation statement, or other similar documents that Mortgagee may reasonably request in order to protect, preserve, continue, perfect, extend or maintain the security interest under and the priority of this Mortgage and will, upon demand, pay any expenses and fees incurred by Mortgagee in the preparation, execution and filing of any such documents.
B.    Fixture Filing. This Mortgage shall be filed of record in the real property records of Escambia County, Alabama and the real estate records of each county where any part of the Mortgaged Premises is located as a fixture filing and covers all of the items and types of Collateral constituting or to constitute fixtures as defined in the Alabama Uniform Commercial Code, and this Mortgage shall constitute a "fixture filing" as set forth in the Alabama Uniform Commercial Code.
22.Bankruptcy. The entire indebtedness secured by this Mortgage shall become immediately due and payable at the option of Mortgagee if by order of a court of competent jurisdiction, a receiver or liquidator or trustee of Mortgagor (as defined in the

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Loan Documents), or of all or any part of the Mortgaged Premises, shall be appointed and shall not have been discharged within thirty (30) days; or, if by decree of any such court, Mortgagor shall be insolvent or the Mortgaged Premises shall have been sequestered and such decree shall have continued undischarged and unstayed for thirty (30) days after the entry thereof; or if Mortgagor shall file or have filed against it a proceeding seeking relief under any provision or chapter of any bankruptcy or insolvency law or shall consent to the filing of any bankruptcy petition against Mortgagor under any such law; or Mortgagor shall file a petition or answer seeking reorganization, rehabilitation or an arrangement with creditors; or if (without limitation of the generality of the foregoing) Mortgagor shall make an assignment for the benefit of creditors, become insolvent or shall admit in writing an inability to pay debts generally as they become due, or shall consent to the appointment of a receiver, trustee or liquidator of Mortgagor, or of all or any part of the Mortgaged Premises.
23.Leases/Assignment of Rents and Profits. With respect to any and all applicable subsisting and future leases or rentals (collectively the "Leases") affecting the Mortgaged Premises, Mortgagor represents and agrees as follows to the fullest extent permitted by applicable law and regulation pertaining to the Mortgaged Premises and the tenants/residents thereof: (a) to perform faithfully Mortgagor's covenants under the Leases and neither do nor neglect to do, nor permit to be done, anything (other than pursuing the enforcement of the terms of such leases in the exercise of remedies thereunder, i.e., forcible entry and detainer, eviction, etc.) which might cause the modification or termination of any of the Leases (or of the obligations of any lessee or tenant or any person claiming through such lessee or tenant, respectively), or which might diminish or impair the value of any of the Leases or the rents provided for therein (or the interest of Mortgagor or Mortgagee therein or thereunder); (b) to permit no assignment of any of the Leases or any subletting thereunder and not to anticipate for more than one (1) month in advance of any rents (except only for prepayments by corporate lessees upon notice thereof from Mortgagor to Mortgagee) that may become collectible under any of the Leases; (c) except for this Mortgage and any other mortgage expressly permitted by the terms hereof, not to execute a mortgage or create or permit a lien affecting the Mortgaged Premises; (d) to execute and/or deliver to Mortgagee, within ten (10) days after request therefor, such rent rolls, collateral assignments, estoppel certificates (reciting, among other things, that all outstanding Leases are effective and binding), and other instruments as might be reasonably required by Mortgagee with respect to any Lease now or hereafter affecting the Mortgaged Premises; and (e) that all representations made by Mortgagor to Mortgagee in connection with the Leases are and will be true and correct.
Mortgagor hereby mortgages, pledges and collaterally grants and assigns to Mortgagee as additional security for the Note and the other obligations all of such Leases now existing or hereafter made of all or any part of the Mortgaged Premises together with all rents, lease payments, other profits and security deposits due or held or hereafter to become due or held in connection therewith. This assignment is intended to grant unto Mortgagee all rights, powers, remedies and privileges afforded to a mortgagee under 46 O. S. Section 4(A), as amended, and no additional duties or obligations (fiduciary or otherwise) except those expressly required of or imposed on mortgagees by the aforesaid statutory provision as a result of this or any other such collateral assignment pertaining to all or any portion of the Mortgaged Premises or exercise or attempted exercise of its rights hereunder or any other such collateral assignment executed by Mortgagor in connection with the Mortgaged Premises or any portion thereof.
24.Subrogation. To the extent funds are advanced under the Note hereby secured for the purpose of paying any indebtedness secured by any mortgage lien having priority over the lien of this Mortgage, Mortgagee shall be subrogated to any and all rights, superior titles, liens and equities owned or claimed by the holder of such prior mortgage. Except with respect to the priority of any mortgage to which Mortgagee is subrogated pursuant to the provisions hereof, the terms and provisions of this Mortgage shall govern the rights and remedies of Mortgagee and shall supersede the rights and remedies provided under any mortgage to which Mortgagee is subrogated.
25.Notices. All notices required hereunder or pursuant to the Loan Documents, the Note or any other collateral or security documents therein defined or described shall be mailed or delivered in accordance with and subject to the terms and provisions of Section 6.1 of the Loan Documents:
Mortgagor:

TDG Operations, LLC
475 Reed Rd.
Dalton, Georgia 30722

Mortgagee:

Ameristate Bank
P. O. Box 718,
Atoka, Oklahoma, 74525

Either party hereto may designate a new or different address for notice purposes to the other party by complying with the terms and provisions hereof.
26.Mortgage Covenants; Statutory Mortgage Condition. Mortgagor's grant of the mortgage provided for in this Mortgage is made with mortgage covenants and upon the statutory mortgage condition, for the breach of which this Mortgage is subject to foreclosure as provided by law.
27.No Waiver of Right of Redemption. Any waiver or sale by Mortgagor of its statutory right of redemption shall have no effect.
28.Governing Law. THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OKLAHOMA AND THE LAW OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE; PROVIDED, HOWEVER, THE LAWS OF THE STATE OF ALABAMA SHALL GOVERN THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS GRANTED IN THIS MORTGAGE. GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-

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EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN OR FOR ATOKA, OKLAHOMA (OR ANY COURT OF COMPETENT JURISDICTION WHERE ANY PORTION OF THE MORTGAGED PROPERTY IS LOCATED) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, AND GRANTOR HEREBY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN OR FOR ATOKA, OKLAHOMA (OR ANY COURT OF COMPETENT JURISDICTION WHERE ANY PORTION OF THE MORTGAGED PROPERTY IS LOCATED) MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GRANTOR AT THE ADDRESS OF GRANTOR FOR THE GIVING OF NOTICES PURSUANT TO PARAGRAPH 25 HEREOF, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.
29.Construction. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "Mortgagor" shall mean any one, more than one or all of the "Mortgagor and/or any subsequent owner or owners of the Mortgaged Premises," the word "Mortgagee" shall mean "Mortgagee or any subsequent holder or holders of this Mortgage," the phrase "Note" shall mean "Note secured by this Mortgage", the word "person" shall mean "an individual, corporation, partnership or unincorporated association". The paragraph headings contained herein are included as a matter of convenience and are not intended to define, limit or modify the terms of this Mortgage. This Mortgage shall be binding on Mortgagor and all successors and assigns of each of Mortgagor and shall inure to the benefit of Mortgagee and all heirs, personal representatives, executors, successors and assigns of Mortgagee.
30.Amendment. This Mortgage cannot be changed except by an agreement in writing signed by the party against whom enforcement of the change is sought.
31.Multiple Counterparts. This instrument may be executed in any number of multiple counterparts, each of which shall for all purposes be deemed to be an original and one instrument, and all of which are identical, except that to facilitate recordation, in any particular counterpart portions of Exhibit A hereto which describes properties situated in counties or jurisdictions other that the county and jurisdiction in which such counterpart is to be recorded may have been omitted.
32.Legal Name. Mortgagor's exact legal name is correctly set forth at the end of this Mortgage. Mortgagor will not cause or permit any change to be made in its name, identity, or limited liability structure, unless Mortgagor shall have notified Mortgagee in writing at least thirty (30) days prior to the effective date of such change and shall have taken all action required by Mortgagee for the purpose of further perfecting or protecting the lien and security interest of Mortgagee in the Mortgaged Premises. Mortgagor's principal residence and the place where Mortgagor keeps books and records, including recorded data of any kind or nature, regardless of the medium or recording, including without limitation, software, writings, plans, specifications and schematics concerning the Mortgaged Premises, has for the preceding four months been and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change) the address of Mortgagor set forth herein.
IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this instrument to Mortgagee.

    TDG Operations, LLC

    By: ______________________________________
        Jon Faulkner
        Vice President and Manager

                            "Mortgagor

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ACKNOWLEDGMENT
STATE OF ALABAMA     )
                    ) SS.
COUNTY OF ___________________    )

    I, ______________________________, a Notary Public, in and for said County in said State, hereby certify that Jon Faulkner whose name as Vice President and Manager of the TDG Operations, LLC, a limited liability company, is signed to the foregoing conveyance and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such officer and with full authority, executed the same voluntarily for and as the act of said company.

Given under my hand this the ____ day of October, 2020.

My Commission Expires:
                        Notary Public
                        Printed Name:
(SEAL)                        Commission No.:

EXHIBIT A

TRACT 1
COMMENCING FROM THE NORTHEAST CORNER OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 25, TOWNSHIP 1 NORTH, RANGE 5 EAST, ESCAMBIA COUNTY, ALABAMA; THENCE RUN WEST A DISTANCE OF 214.84 FEET, MORE OR LESS, TO A 1/2" IRON REBAR WITH CAP (CA#604) FOR THE POINT OF BEGINNING; THENCE RUN SOUTH 00°17'59" EAST A DISTANCE OF 1135.35 FEET TO A 5/8" IRON REBAR WITH CAP (LS#21460) TO THE NORTH RIGHT-OF-WAY OF BYRNE DRIVE (60’ WIDE RIGHT-OF-WAY); THENCE RUN SOUTH 88°03'01" WEST ALONG SAID RIGHT-OF-WAY A DISTANCE OF 1003.26 FEET TO A 5/8" IRON REBAR WITH CAP (LS#21460); THENCE LEAVING SAID RIGHT-OF-WAY NORTH 00°16'57" WEST A DISTANCE OF 614.51 FEET TO A 5/8” IRON REBAR WITH CAP (CA#156); THENCE RUN NORTH 00°19'29" WEST A DISTANCE OF 790.50 FEET TO A 5/8” IRON REBAR WITH CAP (CA#156) TO THE SOUTH RIGHT-OF-WAY INDUSTRIAL PARK NORTH PERIMETER ROAD (60’ WIDE RIGHT-OF-WAY); THENCE RUN NORTH 89°54'38" EAST ALONG SAID SOUTH RIGHT-OF-WAY A DISTANCE OF 792.95 FEET TO A 5/8” IRON REBAR WITH CAP (CA#156); THENCE RUN NORTH 88°21'04" EAST ALONG SAID SOUTH RIGHT-OF-WAY A DISTANCE OF 210.16 FEET TO A 5/8" IRON REBAR WITH CAP (LS#21460); THENCE LEAVING SAID SOUTH RIGHT-OF-WAY SOUTH 00°17'27" EAST A DISTANCE OF 242.81 FEET TO A 1/2" IRON REBAR WITH CAP (CA#604); SAID DESCRIBED PARCEL CONTAINING 31.98 ACRES, MORE OR LESS.

TRACT 2
COMMENCING FROM THE NORTHEAST CORNER OF SECTION 25, TOWNSHIP 1 NORTH, RANGE 5 EAST, ESCAMBIA COUNTY, ALABAMA; THENCE RUN SOUTH 89°43'02" WEST A DISTANCE OF 986.60 FEET TO A POINT; THENCE RUN SOUTH 02°50'09" WEST A DISTANCE OF 251.89 FEET TO A 1/2" IRON REBAR WITH CAP (LS#21466) ON THE WEST RIGHT-OF-WAY OF SWIFT MILL ROAD (60’ WIDE RIGHT-OF-WAY) FOR THE POINT OF BEGINNING; THENCE RUN SOUTH 02°54'33" WEST ALONG SAID RIGHT-OF-WAY A DISTANCE OF 871.58 FEET TO A 1/2" IRON REBAR WITH CAP (LS#21466) LYING ON THE NORTH RIGHT-OF-WAY OF BRYNE DRIVE (60’ WIDE RIGHT-OF-WAY); THENCE RUN SOUTH 88°02'30" WEST ALONG SAID NORTH RIGHT-OF-WAY A DISTANCE OF 472.82 FEET TO A 5/8" IRON REBAR WITH CAP (LS#21460); THENCE LEAVING SAID NORTH RIGHT-OF-WAY NORTH 00°17'59" WEST A DISTANCE OF 884.79 FEET TO A POINT, SAID POINT LYING SOUTH 89°47’55” EAST A DISTANCE OF 0.90 FEET FROM A 1/2" IRON REBAR WITH CAP (LS#21466); THENCE RUN NORTH 89°47'55" EAST A DISTANCE OF 521.41 FEET TO THE POINT OF BEGINNING; SAID DESCRIBED PARCEL CONTAINING 10.01 ACRES, MORE OR LESS.

3618107.4 FINAL